Exhibit 99.2

Q1FY2019 Investor Conference Call Shawn O’Connor, CEO John Kneisel, CFO January 9, 2019 (NASDAQ:SLP)

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

Highlights • Revenue growth consistent with 10 - 15% annual outlook – 6.6% growth for the quarter tracks seasonality trends – Software growth strong at 10% slightly better than expected – Services revenue up 3% constrained by existing capacity and ramp up of new personnel • New business closures at end or since end of quarter support full year outlook – DILIsym’s RENAsym ™ SBIR grant approved for initiation of Phase 2 (2019 portion of $1.7M grant is estimated to be $0.9M) – After quarter end, DILIsym closed on an agreement with a large Pharma company for the development of IPFsym ™, QSP (quantitative systems pharmacology) modeling software that will provide the ability to predict the efficacy of drugs being developed to treat idiop ath ic pulmonary fibrosis (IPF). The development of IPFsym is being sponsored by a pharmaceutical company for up to approximately $2.7M , and it will be widely available for license to all pharmaceutical companies by 2021. – Demand for services remains high across all three divisions • Consulting service margins and operating expenses up in Q1 but within full year outlook – Increased staff year over year by 9% primarily in support of services business – Consulting revenues included a disproportionate amount of low margin training, CRO fees and client reimbursable expenditures imp acting margins for the quarter – Increased capitalized software amortization and change in capitalization due to 606 implementation – Increased spend in SG&A to support future sales effort • In the end, a good step forward in support of growth and profitability initiatives for 2019 and beyond 3

Steady and Consistent Revenue Growth 4 Nasdaq: SLP More than a decade of consistent revenue growth $12.5 $13.8 $14.9 $16.8 $5.8 $6.1 $9.2 $12.9 $18.3 $19.9 $24.1 $29.7 FY 2015 FY 2016 FY 2017 FY 2018 Annual Revenue $ in millions Software Consulting Key Highlights • Q1 FY2019 Financial Highlights – Revenue up 6.6% yr / yr – Gross profit flat yr / yr – Net income before taxes down 20% yr / yr – Cash generated from operations during the quarter of $2.6M with cash on hand at end of quarter of $9.4M • Highlights – Software revenue: 53%, up 10% yr / yr – Service revenue: 47%, up 3% yr / yr – 96 Employees (including 67 with advanced degrees) up 9% yr / yr $3.2 $3.4 $3.8 $4.1 $1.7 $2.0 $3.3 $3.4 $4.9 $5.4 $7.1 $7.5 16.1 17.1 18.1 19.1 First Quarter Revenue $ in millions

Simulations Plus Division (Lancaster) 5 Nasdaq: SLP The genesis of the company… providing software, training and consulting services $12.3 $13.7 $14.5 $15.7 $0.7 $0.8 $1.1 $1.8 $13.0 $14.5 $15.6 $17.5 FY 2015 FY 2016 FY 2017 FY 2018 Annual Revenue $ in millions Software Consulting Simulations Plus represented 58% of total revenue and 74% of EBITDA for Q1 FY 2019 Key Highlights • Q1 FY2019 Financial Highlights – Software revenue up 7% yr / yr – Consulting revenue up 12% yr / yr – Revenue breakdown: 69% Renewal; 15% New Licenses; 16% consulting – Renewal rates: 84% (accounts) and 94% (fees) – License Units of 210 up 6% yr / yr – 7 new commercial companies and 20 non - profit groups – Projects with 22 companies and 3 funded collaborations • Customers – 19 of the top 20 pharmaceutical companies – >200 organizations worldwide • Growth Strategy – Integrate programs into streamlined workflow/interface – Increase service resources to support consulting growth – Expand sales staffing $3.1 $3.4 $3.5 $3.8 $0.3 $0.3 $0.5 $0.6 $3.4 $3.7 $4.0 $4.4 16.1 17.1 18.1 19.1 First Quarter Revenue $ in millions

Cognigen Division (Buffalo) 6 Nasdaq: SLP A leading provider of population modeling and simulation services for the pharma and biotech industries $0.2 $0.2 $0.2 $0.2 $5.1 $5.4 $7.1 $7.7 $5.3 $5.6 $7.3 $7.9 FY 2015 FY 2016 FY 2017 FY 2018 Annual Revenue $ in millions Software Consulting Key Highlights • Q1 FY2019 Financial Highlights – Revenue up 5% yr / yr – 3 new clients and 14 new projects initiated during quarter – 31 proposals outstanding with 26 companies • Customers – 45% of projects result in regulatory interaction – Most common therapeutic area is oncology, followed by neurology, endocrinology and infectious disease • Growth Strategy – Increase marketing and sales activities – Ongoing recruitment of scientific talent – Capitalize on cross - selling opportunities with Simulations Plus and DILIsym Cognigen represented 27% of total revenue and 14% of EBITDA for Q1 FY 2019 $0.04 $0.06 $0.07 $0.04 $1.4 $1.7 $1.8 $2.1 $1.4 $1.7 $1.9 $2.1 16.1 17.1 18.1 19.1 First Quarter Revenue $ in millions

DILIsym Division (RTP)

A leading provider of software products and services in QST and QSP

First Quarter Revenue
$ in millions


$1.1
$1.1
$0.9
$0.8
$0.2
$0.3
18.1
19.1

Annual Revenue
$ in millions


$4.3
$3.4
$1.2
$1.0
$0.2
$0.9
FY 2017
FY 2018
Software
Consulting

Key Highlights

- **Q1 FY2019 Financial Highlights**
  - Revenue unchanged yr/yr
  - Revenue breakdown: 75% DILIsym software and projects; 14% NAFLDsym software and projects; 11% RENAsym grant
  - 14 DILIsym projects in process
  - RENAsym ($1.7M NIH grant) project initiated and Phase 2 go-ahead approval received after quarter end
  - Significant contract closures ($2.5M+) after end of quarter
- **Customers**
  - 10 active consortium DILIsym licensees
  - 1 NAFLDsym client engagement
  - RENAsym consortium discussions in process
  - DILIsym V8 released
- **Growth Strategy**
  - Expansion of QST offerings (DILIsym and RENAsym)
  - Expansion of QSP offerings (NAFLDsym and other domains)
  - Engaging with existing international distributors

DILIsym represented 15% of total revenue and 12% of EBITDA for Q1 FY 2019

Nasdaq: SLP

SimulationsPlus SCIENCE + SOFTWARE = SUCCESS

7

Financial Results Nasdaq: SLP

9 Income Statement : 1QFY19 Versus 1QFY18 ( in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 4.4 $ 2.1 $ 1.1 $ 7.5 $ 7.1 $ 0.5 6.6% Gross profit 3.5 1.1 0.7 5.3 5.3 0.0 0.0% Gross profit margin 81.1% 53.1% 63.5% 70.8% 75.4% - 4.6% - 6.1% SG&A $ 1.6 $ 0.8 $ 0.4 $ 2.7 $ 2.4 $ 0.3 12.9% R&D 0.4 0.0 0.1 0.5 0.4 0.2 46.8% Total operating expenses 1.9 0.8 0.5 3.2 2.8 0.5 17.3% Income from operations 1.6 0.3 0.2 2.1 2.6 (0.5) - 18.6% Other income (expense) (0.1) 0.0 0.0 (0.1) (0.0) (0.0) 40.4% Income before income taxes 1.5 0.3 0.2 2.0 2.5 (0.5) - 19.7% Net income $ 1.2 $ 0.2 $ 0.1 $ 1.5 $ 1.7 $ (0.2) - 10.5% Diluted earnings per share (in dollars) $ 0.09 $ 0.10 $ (0.01) - 12.9% EBITDA $ 2.1 $ 0.4 $ 0.3 $ 2.8 $ 3.2 $ (0.4) - 13.8%

10 Consolidated Revenues: Fiscal Quarter ( in millions) $4.0 $4.6 $5.9 $3.7 $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $7.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

11 Consolidated Income from Operations: Fiscal Quarter (in millions) $0.7 $1.5 $2.9 $0.8 $1.7 $1.7 $2.8 $1.0 $1.9 $1.8 $3.1 $1.4 $2.6 $2.4 $3.4 $1.9 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

$0.5 $1.0 $1.9 $0.5 $1.1 $1.2 $1.9 $0.8 $1.4 $1.2 $2.1 $1.2 $1.7 $3.5 $2.4 $1.3 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 $2.0 12 Note: 2Q18 $1.5M tax benefit of deferred tax adjustment Consolidated Net Income: Fiscal Quarter (in millions)

13 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $0.19 $0.13 $0.07 $0.09 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 Q1 Q2 Q3 Q4 FY15 FY16 FY17 FY18 FY19 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

14 Consolidated EBITDA: Fiscal Quarter (in millions) $1.2 $2.0 $3.3 $1.2 $2.2 $2.2 $3.3 $1.5 $2.5 $2.3 $3.6 $2.0 $3.2 $3.1 $4.1 $2.6 $2.8 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

Revenue by Region – YTD 2019 Nasdaq: SLP Europe 13% North America 65% Asia 21% South America <1% Japan = 60% India = 15% China = 21% Korea = 3% 15 A global and diversified base of revenue

16 Cash Position Remains Excellent (in millions) Over $30 million cash paid out over last five FYs $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $2.1 $0.8 $0.7 $0.8 $1.0 $5.0 $5.1 $1.0 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 $8.0 Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym Earnout in 19.1 ($5.1M) – And holdback liability in Dec 2018 ($1.0M) * Chart covers period starting September 2014 . Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

17 Selected Consolidated Balance Sheet Items (in millions, except where indicated) November 30, 2018 August 31, 2018 Cash and cash equivalents $ 9.4* $ 9.4* Cash per share ( in Dollars ) $ 0.54 $ 0.54 Total current assets 17.4 17.8 Total assets 41.9 43.3 Total current liabilities 5.0 4.8 Total liabilities 9.6 11.4 Current ratio 3.43x 3.69x Shareholders’ equity 32.3 31.9 Total liabilities and shareholders’ equity 41.9 43.3 Shareholders’ equity per diluted share ( in Dollars ) $1.80 $1.79 * Cash as of Jan. 7, 2019 ~$8.0 million .

Products & Services Software Portfolio • Modeling & simulation platform for drug R&D • Predictive software for >140 properties of chemical formulations • Analytical software for certain biological or disease states • Cloud - based web app for drug development lifecycle management Consulting Services • Provide multi - disciplinary modeling and simulation support Operating Divisions • Simulations Plus, Inc. • Cognigen • DILIsym Consistent Financial Results • > 10 years of consistent revenue growth • > 10 years of profitability • Cash generated from operations during FY2018 of $9.3M with cash on hand of $8.0 Million at 1/7/2019 • Dividend payout ratio of 46% • Quarterly dividend of $0.06 per share 1 Customers and Market Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium - sized and smaller companies in the U.S., Europe and Japan Corporate Information • The company was founded in 1996 and now has 96 employees* worldwide. • Primary offices located in Lancaster, CA; Buffalo, NY; and Raleigh, NC. * As of 11/14/2018 Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services Nasdaq: SLP 18 1 No assurances can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strateg ic plans

19 Thank you! http://www.simulations - plus.com https://www.linkedin.com/company/95827/ https://www.linkedin.com/company/46152/